SECURITIES AND EXCHANGE COMMISSION

                     WASHINGTON, D.C.  20549



                            FORM 8-K
                        AMMENDMENT NO. 1


                         CURRENT REPORT

               Pursuant to Section 13 or 15(d) of
               the Securities Exchange Act of 1934



Date of Report                                    JULY 30, 1996
(Date of earliest event reported)


              CENTRAL ILLINOIS FINANCIAL CO., INC.
     (Exact name of Registrant as specified in its charter)


                            DELAWARE
         (State or other jurisdiction of incorporation)


        33-90342                                       37-1338484
(Commission File Number)                            (I.R.S. Employer
                                                  Identification Number)



100 WEST UNIVERSITY AVENUE, CHAMPAIGN, ILLINOIS          61820
    (Address of principal executive offices)           (Zip Code)



                         (217) 351-6500
      (Registrant's telephone number, including area code)
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ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

On Tuesday, July 30, 1996, Central Illinois Financial Co., Inc., a Delaware corporation (the "Company"), retained McGladrey & Pullen, LLP as its independent auditors for the fiscal year ending December 31, 1996, to replace KPMG Peat Marwick LLP, the current auditors of the Company. The decision to engage McGladrey & Pullen, LLP was recommended and approved by the Company's Audit Committee following receipt of proposals from various auditing firms, at which time a determination was made that such decision would likely result in the Company receiving quality services at a lower cost with respect to its independent audit for the 1996 fiscal year.

The reports of KPMG Peat Marwick LLP on the Company's consolidated financial statements for the years ended December 31, 1994 and December 31, 1995 did not contain an adverse opinion or a disclaimer of opinion, and the report was not qualified or modified as to uncertainty, audit scope or accounting principles.

In connection with the audits of the Company's financial statements for each of the two fiscal years ended December 31, 1994 and December 31, 1995, and in the subsequent interim period, there were no unresolved issues, scope restrictions, unanswered questions or disagreements with KPMG Peat Marwick LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to the satisfaction of KPMG Peat Marwick LLP, would have caused KPMG Peat Marwick LLP to make reference to the matter in their report.

In connection with the audits of the Company's financial statements for each of the two fiscal years ended December 31, 1994 and December 31, 1995, and the subsequent interim period:

     (a) KPMG Peat Marwick LLP did not advise the Company that the internal controls necessary for the Company to develop reliable financial statements do not exist;

     (b) KPMG Peat Marwick LLP did not advise the Company that information had come to the attention of KPMG Peat Marwick LLP that had led it to no longer be able to rely on the Company's management representations, or that had made KPMG Peat Marwick LLP unwilling to be associated with the financial statements prepared by the Company's management;

     (c) KPMG Peat Marwick LLP did not advise the Company that KPMG Peat Marwick LLP would need to expand significantly the scope of its audit, or that information had come to the attention of KPMG Peat Marwick LLP during such time period that if further investigated may (i) materially impact the fairness or reliability of either a previously issued audit report or the underlying financial statements, or the financial statements issued or to be issued covering the fiscal periods subsequent to the date of the most recent financial statements covered by an audit report (including information that may prevent it from rendering an unqualified audit report on those financial statements) or (ii) cause KPMG Peat Marwick LLP to be unwilling to rely on the Company's management representations or be associated with the Company's consolidated financial statements; and

     (d) KPMG Peat Marwick LLP did not advise the Company that information had come to the attention of KPMG Peat Marwick LLP of the type described in Subparagraph (c) above, the issue not being resolved to the satisfaction of KPMG Peat Marwick LLP prior to its dismissal.

The Company has requested KPMG Peat Marwick LLP to furnish it a letter addressed to the Commission stating whether it agrees with the above statements, a copy of which letter will be filed as an exhibit to an amendment to this Form 8-K.

During the Company's fiscal years ended December 31, 1994 and December 31, 1995 and the subsequent period prior to engaging McGladrey & Pullen, LLP, the Company (or anyone on the Company's behalf) did not consult McGladrey & Pullen, LLP regarding:

     (i) either the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company's financial statements; and as such no written report was provided to the Company and no oral advice was provided that the new accountant concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue, or;

     (ii) any matter that was either the subject of disagreement or a reportable event.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

     (c)  EXHIBITS.

          (16) Letter  of  KPMG  Peat  Marwick  LLP  regarding   change  in
               certifying accountant (to be filed by amendment).

                            SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                         CENTRAL ILLINOIS FINANCIAL CO., INC.
                         (Registrant)



Dated:  August 9, 1996        /S/ DAVID B. WHITE
                              David B. White
                              Executive Vice President and
                              Chief Financial Officer